November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2007

The second, third and fourth paragraphs of the section of the Prospectus entitled “The Fund — Fund Management” are hereby deleted and replaced with the following:

The Fund is managed within the Taxable High Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Dennis M. Schaney, a Managing Director of the Investment Adviser, and Andrew Findling, an Executive Director of the Investment Adviser.

Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October, 2003 to April, 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January, 1998 to October, 2003). Mr. Findling has been associated with the Investment Adviser in an investment management capacity since October 2008 and began managing the Fund in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July, 2005 to September, 2008) and prior to that, was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003-2004), assistant portfolio manager and trader (2002-2003), and assistant trader (2000-2002).

Mr. Schaney is the lead portfolio manager of the Fund. All team members are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HYLSPT2

November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2007

The first and second paragraphs of the section of the Fund’s Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Manager” are hereby deleted and replaced with the following:

As of October 27, 2008:

Dennis M. Schaney managed nine registered investment companies with a total of approximately $826.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Andrew Findling managed six registered investment companies with a total of approximately $658.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

***

The section of the Fund’s Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers” is hereby deleted and replaced with the following:

As of October 27, 2008, Dennis M. Schaney and Andrew Findling did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.